UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 15, 2003
                           Date of Filing of Form 8-K

                                  May 14, 2003
                Date of Report (Date of earliest event reported)

                            nSTOR TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                     000-08354                  95-2094565
         --------                     ---------                 -----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                              6190 Corte Del Cedro
                           CARLSBAD, CALIFORNIA, 92009
                    (Address of principal executive offices)

                                 (760) 683-2500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)    Exhibits.


             Exhibit No.              Description
                99.1                 Press Release dated May 14, 2003


Item 9.  Regulation FD Disclosure

        The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

        The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

        On May 14, 2003, the Registrant, nStor Technologies, Inc., issued a press release (the "Press Release") announcing its financial results for the first quarter ended March 31, 2003. A copy of the Press Release is attached as
Exhibit 99.1. The Press Release is incorporated herein by reference.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      nSTOR TECHNOLOGIES, INC.



                                      By: /s/ Jack Jaiven
                                      --------------------------------------
                                      Name:  Jack Jaiven
                                      Title:    Vice President and Treasurer

Date:  May 15, 2003